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                              SEPARATE ACCOUNT VA-K
                         (ALLMERICA IMMEDIATE ADVANTAGE)

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                SUPPLEMENT TO PROSPECTUS DATED DECEMBER 10, 1999

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Under DESCRIPTION OF THE CONTRACT, D. Choosing an Income Option, the second paragraph is hereby replaced by the following:

If you select a Fixed Income Option, you must then choose between either the Level Fixed Income Option or the Increasing Fixed Income Option (the Increasing Fixed Income Option may not be available in all states). Any portion of the Net Payment allocated to either Fixed Income Option will become part of our General Account.

The Level Fixed Income Option provides that each monthly annuity payment will be equal to the first (unless a withdrawal is made or as a result of the death of the first Joint Annuitant). The Increasing Fixed Income Option provides level annuity payments that increase on each anniversary of the Annuity Income Date. On such date, the dollar amount of the monthly annuity payment under the Increasing Fixed Income Option will increase by an amount equal to (a) multiplied by (b) where:

          (a) is the dollar amount of the previous annuity payment received under the Increasing Fixed Income Option, proportionately reduced by subsequent withdrawals and/or adjusted as a result of the death of the first Joint Annuitant (see H. Withdrawals) and

          (b) is the Guaranteed Annual Increase Adjustment (you select from the adjustments offered by the Company at the time of purchase, subject to state availability).

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SUPPLEMENT DATED DECEMBER 22, 1999